         --------------------------------------------------------------
                                 MORGAN STANLEY
                                   DEAN WITTER
                               GLOBAL OPPORTUNITY
                                 BOND FUND, INC.
         --------------------------------------------------------------






                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER






                           MORGAN STANLEY DEAN WITTER
                       GLOBAL OPPORTUNITY BOND FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
--------

For the six months ended June 30, 1999, the Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc. (The "Fund") had a total return, based on net asset value per share, of 9.29% compared to 5.40% for the Fund's benchmark (described below). For the period from the Fund's commencement of operations on May 27, 1994 through June 30, 1999, the Fund's total return, based on net asset value per share, was 48.96% compared to 65.82% For the benchmark. The Fund uses as its benchmark, for purposes of comparing its performance, a composite comprised of 25% of the J.P. Morgan Latin Eurobond Index, 25% of the J.P. Morgan Emerging Markets Bond Plus Index and 50% of the CS First Boston High Yield Index. However, the Fund's weightings in these asset classes are not restricted and will, under normal circumstances, fluctuate depending on market conditions. At June 30, 1999, the Fund's investments in debt instruments were comprised of 72% emerging markets debt securities and 28% U.S. High yield securities.

On June 30, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $10.00, representing an 0.2% premium to the Fund's net asset value per share.

The challenges facing emerging market countries as they entered 1999 were daunting. The prospects for lower Organization for Economic Co-operation and Development (OECD) growth, continued weak commodity prices, global excess capacity and rising deficits were enough to discourage even the most optimistic investor. As the year progressed however, many of these negatives which had cast a shadow over emerging markets proved to be less of an obstacle than originally thought. OECD growth as a whole held up better than expected during the first quarter. The Japanese economy stabilized temporarily, which helped to underpin a recovery in most of the economies of Emerging Asia. The U.S. economy continued to perform above trend while weakness was evident only in the Euro block countries.

The Fund began 1999 reeling from the continued effects of the Brazilian crisis of 1998. During the month of January, emerging markets debt as measured by the J.P. Morgan Emerging Markets Bond Plus Index (JPM EMBI+) sold off by 3.7%, with spreads widening by 137 basis points to +1,288 basis points over comparable U.S. Treasury securities. Brazil floated its currency. The real subsequently depreciated 42% during the month. The immediate economic fallout was felt in the form of a deeper economic contraction, higher inflation, higher interest rates and a deteriorating public sector debt dynamic. By the end of the first quarter, inflation in Brazil, while still high by most standards, was tamer than expected allowing the Central Bank to lower domestic interest rates sooner than had been anticipated.

Another positive surprise was higher oil prices, which were the result of a mid-March OPEC agreement to cut oil production. This eased the fiscal pressures burdening many of the commodity exporting countries this year. While base metals and other commodity prices remained weak, the positive move in the price of oil since the beginning of the year served as a windfall to emerging countries such as Ecuador, Mexico, Russia and Venezuela. To their credit, emerging countries by and large made the necessary adjustments to cope with the realities of lower revenues from commodity exports and higher costs of capital.

The conflict in Kosovo weighed on the market as Bulgarian assets bore the brunt of investors' fears that the war would spread and destabilize the entire Balkan region.

During the first quarter of 1999, emerging market investors decided that many of the negative external factors overhanging the market were reflected in debt prices and that the worst in terms of economic conditions would soon pass. As a result, despite a poor start, emerging market debt had a strong rebound during the latter part of the first quarter of 1999. For the three months ended March 31, 1999, emerging market debt rose 5.06% as measured by the JPM EMBI+.

By the end of June, the spread of the broad market as measured by the Index had tightened to 1,070 over U.S. Treasuries. The rally in June helped to reclaim some of the losses in May and brought the year-to-date return up to 10.57%. The market rally at the end of the month was spurred by the Federal Open Market Committee adoption of a neutral policy bias after raising the Fed Funds rate by the anticipated amount of 25 basis points. The neutral bias announcement helped to ease investor fears that the Fed was about to undertake a series of interest rate hikes.

In June, Russian assets significantly outperformed the general market, as the prospects for a timely restructuring of outstanding debt improved. In addition, Russia continued to post strong current account surpluses on the back of rising oil prices. Bulgarian assets outperformed the market in the wake of a resolution to the Kosovo conflict and the subsequent discussions by NATO of a Marshall-type plan to rebuild the Balkan region.

The Indonesian economy, which has been lagging the rest of Asia, began to show signs of a rebound as inflation declined significantly and domestic interest rates fell dramatically. The recent rise in oil prices has improved Indonesia's trade balance, which contributed to the country's, albeit modest, current account surplus.

This surplus combined with multi-lateral aid has led to an increase in international reserves and a rally in the Indonesian rupiah.

On the down side, Ecuador significantly underperformed the market as the country continued to struggle with a domestic political dynamic that has made it impossible for the government to implement the structural reforms necessary to clean up its banking system and secure multi-lateral aid.

Stronger growth in the developed world and the related upturn in commodity prices during the last few months have provided a supportive global environment in which most emerging economies have been able to stabilize. In general, spread levels on emerging market debt traded within a relatively narrow (100 basis point) range, albeit with plenty of interim volatility, and healthy returns were earned by "clipping coupons" during the first six months of the year. Additional support for the asset class came from the improved macro-economic fundamentals in many of the large emerging economies.

Non-Japan Asian economies rebounded, partly due to base effects, but also due to increased domestic demand and export volumes. However, these recoveries are fragile and as we have seen in the past, there can be a wide gap between committing to structural reform measures and actually implementing them. Emerging economies are still vulnerable to external shocks such as an inflationary surprise and higher U.S. interest rates. A correction in the financial markets of the developed world would rattle the nascent recoveries in emerging economies, as investors conclude that higher rates and lower asset prices would slow the demand for exports from emerging market economies.

In the near term we do not expect any meaningful sell off in emerging market debt. Despite the incremental improvement in credit fundamentals, the market has not rallied substantially during the first half of the year. At current levels, the downside risks are less worrisome than in times past, as we believe that a healthy amount of skepticism is reflected in today's prices. However, a significant rally in the near term seems unlikely to us as well. Investors appear to be hesitant to commit new money to risky asset classes between now and the end of the year due to concerns over Year 2000 and the direction of U.S. monetary policy. A continuation of the "coupon clipping" environment seems the most likely course during the medium term. We are optimistic that the three main regions of the emerging world will be growing in unison during the latter part of this year, which will improve the fiscal and balance of payments positions of many emerging market countries. This should cause investors perceptions of emerging market risks to fall and allow for increased upside in asset prices.

Concerning the U.S. high yield portion of the Fund, high yield bonds performed well initially in the first half, supported by merger and investment activity in the telecommunications and cable industries, and positive fund flows. By May, liquidity concerns, technical conditions and rising interest rates contributed to lower prices. Exposure to the telecommunications and cable sectors had the largest positive impact on results. Holdings in healthcare, retail and gaming sectors also helped performance. Underweighting in the commodity and cyclical sectors, which performed well, and security selection detracted from returns. This portion of the Fund continued to benefit from merger and investment activities in telecommunications and cable sectors that have been generally favorable for credit quality. Prices of many issues not directly involved in transactions have also benefited.

The U.S. high yield portion of the Fund remains overweighted in the telecommunications and cable sectors, where we continue to find value. We continue to selectively add to commodity and cyclical issues, where we remain underweighted, and are finding value in the gaming sector.

We expect U.S. economic growth to moderate and inflation to remain close to current levels, which should be an attractive environment for U.S. high yield bonds. We continue to believe that high yield bonds offer attractive value on a risk-adjusted expected return basis.

Sincerely,



/s/ Michael F. Klein




Michael F. Klein
PRESIDENT AND DIRECTOR

July 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.



--------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc.
Investment Summary as of June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                               TOTAL RETURN (%)
                          --------------------------------------------------------------------------------------
                               MARKET VALUE (1)              NET ASSET VALUE (2)                INDEX (3)
                          -------------------------      -------------------------      ----------------------
                                           AVERAGE                         AVERAGE                     AVERAGE
                          CUMULATIVE       ANNUAL        CUMULATIVE        ANNUAL       CUMULATIVE     ANNUAL
                          ----------       -------       ----------        -------      ----------     -------
     Fiscal Year to Date    26.99%            --            9.29%             --           5.40%          --
     One Year               -7.38           -7.38%        -13.52           -13.52%        -0.23         -0.23%
     Five Year              57.35            9.49          59.12             9.73         69.06         11.07
     Since Inception*       49.26            8.18          48.96             8.13         65.82         10.44

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION:


                                                         [GRAPH]

                                        YEAR ENDED DECEMBER 31,               SIX MONTHS
                                                                                ENDED
                                                                               JUNE 30,
                                 1994*     1995      1996     1997     1998      1999
                                ------    ------    ------   ------   ------  ----------
Net Asset Value Per Share ....  $12.25    $12.99    $14.86   $13.74    $9.64    $9.98
Market Value Per Share .......  $12.50    $12.50    $14.63   $13.13    $8.31   $10.00
Premium/(Discount) ...........     2.0%     -3.8%     -1.5%    -4.4%   -13.8%     0.2%
Income Dividends .............   $0.91     $1.59     $1.49    $1.30    $1.18    $0.52
Capital Gains Distributions ..     --        --      $0.50    $2.30    $0.06      --
Fund Total Return (2) ........   -6.42%    20.34%    31.45%   17.38%  -21.57%    9.29%
Index Total Return (3) .......   -0.46%    22.03%    20.58%   12.56%   -3.19%    5.40%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Fund uses as its benchmark, for purpose of comparing its performance, a composite comprised of 25% of the J.P. Morgan Latin Eurobond Index, 25% of the J.P. Morgan Emerging Markets Bond Plus Index, and 50% of the CS First Boston High Yield Index. However, the Fund's weighting in these asset classes is not restricted and will, under normal circumstances, fluctuate depending on market conditions. As of June 30, 1999, the Fund's investment in debt instruments was comprised of 72% emerging markets debt securities and 28% U.S. high yield securities.
*    The Fund commenced operations on May 27, 1994.

Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc.
Portfolio Summary as of June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

[PIE CHART]

Debt Securities               (94.7%)
Debt Instruments               (4.1%)
Equity Securities              (1.2%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

[PIE CHART]

United States                 (31.4%)
Mexico                        (12.4%)
Brazil                        (11.5%)
Argentina                     (10.9%)
Colombia                       (4.1%)
Russia                         (3.8%)
Turkey                         (2.9%)
Bulgaria                       (2.6%)
Venezuela                      (2.2%)
United Kingdom                 (2.0%)
Other                         (16.2%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*


                                                            PERCENT OF
                                                               TOTAL
                                                            INVESTMENTS
                                                            -----------
1.   Republic of Argentina 'L'
       5.938%, 3/31/05 (Argentina)                              4.3%
2.   Republic of Argentina
       11.75%, 4/7/09 (Argentina)                               3.2
3.   Federative Republic of Brazil Debt Conversion
       'L'  Bond 5.938%, 4/15/12 (Brazil)                       3.2
4.   United Mexican States Par Bonds
       6.25%, 12/31/19 (Mexico)                                 3.1
5.   Federative Republic of Brazil 'C' Bond PIK
       8.00%, 4/15/14 (Brazil)                                  2.8
6.   United Mexican States Global Bond
       11.375%, 9/15/16 (Mexico)                                2.7%
7.   United Mexican States Euro Bond
       10.375%, 2/17/09 (Mexico)                                2.6
8.   United Mexican States Discount Bonds
       12/31/19 (Mexico)                                        2.4
9.   Russian Federation
       11.00%, 7/24/18 (Russia)                                 1.8
10.  Republic of Venezuela Debt Conversion  Bond
       'DL' 6.313%, 12/18/07 (Venezuela)                        1.7
                                                               ----
                                                               27.8%
                                                               ----
                                                               ----

*    Excludes short-term investments.

FINANCIAL STATEMENTS
--------
STATEMENT OF NET ASSETS (UNAUDITED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------
JUNE 30, 1999


                                                           FACE
                                                          AMOUNT        VALUE
                                                           (000)        (000)
--------------------------------------------------------------------------------
DEBT INSTRUMENTS (94.7%)
--------------------------------------------------------------------------------
   ARGENTINA  (10.9%)
   CORPORATE  (1.6%)
  (b)Cablevision S.A.
       13.75%, 5/1/09                          U.S.$        100    U.S.$    91
     CIA International Telecom
       10.375%, 8/1/04                         ARP          400            314
    (b)10.375%, 8/1/04                                      100             79
  (b)Multicanal S.A.
       13.125%, 4/15/09                        U.S.$        190            176
  (b)Supercanal Holdings S.A.
       11.50%, 5/15/05                                      100             54
                                                                   -----------
                                                                           714
                                                                   -----------

   SOVEREIGN  (9.3%)
     Republic of Argentina
       11.75%, 4/7/09                                     1,600          1,448
(c,e)Republic of Argentina 'L'
       5.938%, 3/31/05                                    2,288          1,956
  (e)Republic of Argentina
       Global Units (Euro)
       12.125%, 2/15/19                                     850            774
                                                                   -----------
                                                                         4,178
                                                                   -----------
                                                                         4,892
                                                                   -----------
--------------------------------------------------------------------------------
   AUSTRALIA  (0.6%)
   CORPORATE  (0.6%)
     Glencore Nickel Property Ltd.
       9.00%, 12/1/14                                       155            133
     Murrin Murrin Holdings Property Ltd.
       9.375%, 8/31/07                                      135            119
                                                                   -----------
                                                                           252
                                                                   -----------
--------------------------------------------------------------------------------
   BRAZIL  (11.5%)
   CORPORATE  (0.2%)
(b,d)Compania Energetica Sao Paulo
       9.125%, 6/26/07                                      100             83
   SOVEREIGN  (11.3%)
  (e)Brazil Global Bond
       10.125%, 5/15/27                                     900            682
  (e)Federative Republic of
       Brazil 'C' Bond PIK
       8.00%, 4/15/14                                     1,958          1,277
  (c)Federative Republic of
       Brazil 'EI-L' Bond
       5.875%, 4/15/06                                       86             68
  (c)Federative Republic of
       Brazil  Debt Conversion Bond
       5.938%, 4/15/12  U.S.$                               260    U.S.$   162
  (c)Federative Republic of
       Brazil Debt Conversion 'L' Bond
       5.938%, 4/15/12                                    2,030          1,261
  (d)Federative Republic of
       Brazil 'L` Bond
       5.00%, 4/15/09                                       300            173
  (c)Federative Republic of
       Brazil EI-Euro Bond
       5.875%, 4/15/06                                      912            720
  (c)Federative Republic of Brazil
       New Money 'L' Bond
       5.938%, 4/15/09                                      960            674
  (c)Federative Republic of
       Brazil New Money Bond
       5.938%, 4/15/09                                      130             91
                                                                   -----------
                                                                         5,108
                                                                   -----------
                                                                         5,191
                                                                   -----------
--------------------------------------------------------------------------------
   BULGARIA  (2.6%)
   SOVEREIGN  (2.6%)
  (c)Republic of Bulgaria
       Discount Bond 'A' Euro
       5.875%, 7/28/24                                      940            643
  (d)Republic of Bulgaria
       Front Loaded Interest Reduction
       Bond
       2.50%, 7/28/12                                       350            214
  (c)Republic of Bulgaria Past
       Due Interest Bond
       5.875%, 7/28/11                                      480            331
                                                                  ------------
                                                                         1,188
                                                                  ------------
--------------------------------------------------------------------------------
   CANADA  (0.9%)
   CORPORATE  (0.9%)
     Rogers Cablesystems
       10.00%, 3/15/05                                      225            242
     Rogers Communications, Inc.
       9.125%, 1/15/06                                       90             92
     Tembec Industries, Inc.
       8.625%, 6/30/09                                       65             65
                                                                   -----------
                                                                           399
                                                                   -----------
--------------------------------------------------------------------------------
   CHILE  (1.4%)
   CORPORATE  (1.4%)
  (b)Embotelladora Africa S.A. Series
       9.875%, 3/15/06                                      325            331
     Endesa
       7.75%, 7/15/08                                       315            295
                                                                   -----------
                                                                           626
                                                                   -----------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
                                        6

                                                           FACE
                                                          AMOUNT        VALUE
                                                           (000)        (000)
--------------------------------------------------------------------------------
   COLOMBIA  (4.0%)
   CORPORATE  (0.8%)
(d,g)Occidente y Caribe
       0.00%, 3/15/04                          U.S.$        550    U.S.$   363
                                                                   -----------
   Sovereign  (3.2%)
     Republic of Colombia
       9.75%, 4/23/09                                       850            702
     Republic of Colombia Global Euro
       10.875%, 3/9/04                                      590            566
  (c)Republic of Columbia
       9.705%, 8/13/05                                      200            174
                                                                   -----------
                                                                         1,442
                                                                   -----------
                                                                         1,805
                                                                   -----------
--------------------------------------------------------------------------------
   ECUADOR  (0.8%)
   SOVEREIGN  (0.8%)
  (c)Republic of Ecuador Discount Bond
       6.00%, 2/28/25                                       760            356
                                                                   -----------
--------------------------------------------------------------------------------
   GERMANY  (0.5%)
   CORPORATE  (0.5%)
  (g)RSL Communications plc
       0.00%, 6/15/08                          DEM          256            163
  (b)Sirona Dental Systems
       9.125%, 7/15/08                                       89             85
                                                                   -----------
                                                                           248
                                                                   -----------
--------------------------------------------------------------------------------
   INDONESIA  (1.4%)
   CORPORATE  (1.0%)
     Indah Kiat International Finance 'B'
       11.875%, 6/15/02                        U.S.$        100             83
     Tjiwi Kimia International
       Global Bond
       13.25%, 8/1/01                                       400            344
                                                                   -----------
                                                                           427
                                                                   -----------
   SOVEREIGN  (0.4%)
     Indonesia Exchange Loans
     (c) 8.125%, 8/25/00                                    100             93
     (c) 8.375%, 8/25/01                                    100             88
                                                                   -----------
                                                                           181
                                                                   -----------
                                                                           608
                                                                   -----------
--------------------------------------------------------------------------------
   IVORY COAST  (0.4%)
   SOVEREIGN  (0.4%)
  (c)Ivory Coast
       2.00%, 3/29/18                                       600            163
  (d)Ivory Coast Past Due
       Interest Bond
       2.00%, 3/29/18                                        98             34
                                                                   -----------
                                                                           197
                                                                   -----------
--------------------------------------------------------------------------------
   JORDAN  (0.7%)
   SOVEREIGN  (0.7%)
     Jordan Discount Bond
    (c) 6.188%, 12/23/23                       U.S.$        368    U.S.$   232
  (b,c) 6.188%, 12/23/23                                    155             97
                                                                   -----------
                                                                           329
                                                                   -----------
--------------------------------------------------------------------------------
   KOREA  (1.1%)
   CORPORATE  (0.2%)
  (b)Samsung Electronics, Co.
       7.45%, 10/1/02                                       100             97
                                                                   -----------
   QUASI-SOVEREIGN  (0.9%)
     Export-Import Bank of Korea
       6.50%, 2/10/02                                       200            196
     Korea Electric Power Corp.
       7.00%, 10/1/02                                       200            194
                                                                   -----------
                                                                           390
                                                                   -----------
                                                                           487
                                                                   -----------
--------------------------------------------------------------------------------
   MEXICO  (12.4%)
   CORPORATE  (1.7%)
  (b)Innova
       12.875%, 4/1/07                                      120            95
     Petro Mexicanos
  (b)9.50%, 9/15/27                                         550            528
  (d)9.657%, 7/15/05                                        140            131
                                                                   -----------
                                                                           754
                                                                   -----------
   SOVEREIGN  (10.7%)
     United Mexican States
       0.00%, 6/30/03                                     1,939             --@
  (c)United Mexican States
       Discount Bond 'A'
       6.116%, 12/31/19                                      10              8
  (c)United Mexican States
       Discount Bond 'D'
       6.068%, 12/31/19                                   1,250          1,053
  (e)United Mexican States Euro Bond
       10.375%, 2/17/09                                   1,150          1,169
  (e)United Mexican States
       Global Bond
       11.375%, 9/15/16                                   1,120          1,205
     United Mexican States Par
       Bond 'W-A`
       6.25%, 12/31/19                                       20             15
     United Mexican States Par
       Bond 'W-B`
       6.25%, 12/31/19                                    1,870          1,393
                                                                   -----------
                                                                         4,843
                                                                   -----------
                                                                         5,597
                                                                   -----------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       7

                                                           FACE
                                                          AMOUNT        VALUE
                                                           (000)        (000)
--------------------------------------------------------------------------------
   MOROCCO  (1.5%)
   SOVEREIGN  (1.5%)
  (c)Morocco R&C 'A'
       5.906%, 1/1/09                          U.S.$        835    U.S.$   674
                                                                   -----------
--------------------------------------------------------------------------------
   NETHERLANDS  (1.0%)
   CORPORATE  (1.0%)
     Hermes Europe Railtel B.V.
       11.50%, 8/15/07                                      190            200
  (b)Impress Metal Packaging
       9.875%, 5/29/07                         DEM           56             64
     Tele1 Europe B.V.
       13.00%, 5/15/09                         U.S.$        175            187
                                                                   -----------
                                                                           451
                                                                   -----------
--------------------------------------------------------------------------------
   NIGERIA  (0.1%)
   SOVEREIGN  (0.1%)
  (d)Central Bank of Nigeria
       Promissory Note
       5.092%, 1/5/10                                        90             36
                                                                   -----------
--------------------------------------------------------------------------------
   PANAMA  (1.3%)
   SOVEREIGN  (1.3%)
     Republic of Panama
       9.375%, 4/1/29                                       600            573
                                                                   -----------
--------------------------------------------------------------------------------
   PERU  (1.3%)
   SOVEREIGN  (1.3%)
     Peru Past Due Interest Bond
       4.00%, 3/7/17                                        370            228
     Republic of Peru Front Loaded
       Interest Reduction Bond
  (b,d)3.25%, 3/7/17                                        450            249
    (d)3.75%, 3/7/17                                        150             83
                                                                   -----------
                                                                           560
                                                                   -----------
--------------------------------------------------------------------------------
   PHILIPPINES  (1.7%)
   CORPORATE  (0.5%)
     Philippine Long Distance Telephone
       7.85%, 3/6/07                                        250            214
                                                                   -----------
   SOVEREIGN  (1.2%)
     Republic of Philippines
       9.875%, 1/15/19                                      300            295
  (c)Republic of Phillippines 'B'
       6.00%, 6/1/08                                        250            232
                                                                   -----------
                                                                           527
                                                                   -----------
                                                                           741
                                                                   -----------
--------------------------------------------------------------------------------
   POLAND  (1.5%)
   CORPORATE  (1.5%)
  (b)At Entertainment Inc.
       0.00%, 2/1/09                           U.S.$        260    U.S.$   174
     Netia Holdings II B.V.
       13.50%, 6/15/09                                      375            399
  (d)PTC International Finance B.V.
       0.00%, 7/1/07                                        155            115
                                                                   -----------
                                                                           688
                                                                   -----------
--------------------------------------------------------------------------------
   RUSSIA  (3.8%)
   SOVEREIGN  (3.8%)
  (c)Russia Interest Arrears Notes
       6.063%, 12/15/15                                     150             24
(c,f)Russia Principal Note, PIK
       6.063%, 12/15/20                                   6,135            755
     Russian Federation
    (b)8.75%, 7/24/05                                       300            151
       11.00%, 7/24/18                                    1,570            789
                                                                   -----------
                                                                         1,719
                                                                   -----------
--------------------------------------------------------------------------------
   TURKEY  (0.7%)
   CORPORATE  (0.7%)
  (b)Cellco Finance NV
       15.00%, 8/1/05                                       320            331
                                                                   -----------
--------------------------------------------------------------------------------
   UNITED KINGDOM  (2.0%)
   CORPORATE  (2.0%)
     Colt Telecommunications
       Group plc
       7.625%, 7/31/08                         DEM          171            177
     Dolphin Telecommunications plc
    (d)0.00%, 6/1/08                           ECU          190            97
  (b,d)0.00%, 5/15/09                          U.S.$        100            48
  (b)Esprit Telecommunications Group plc
       11.00%, 6/15/08                         DEM          233            257
  (b)HMV Media Group plc
    10.875%, 5/15/08                           GBP          200            327
                                                                   -----------
                                                                           906
                                                                   -----------
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                       8

                                                           FACE
                                                          AMOUNT        VALUE
                                                           (000)        (000)
--------------------------------------------------------------------------------
   UNITED STATES  (28.4%)
   ASSET BACKED SECURITIES  (2.9%)
  (g)Aircraft Lease Portfolio
       Securitization Ltd.
       1996-1 P1D 12.75%, 6/15/06              U.S.$        337    U.S.$   337
     CFS 1997-5 'A1'
       7.72%, 6/15/05                                       248             62
     DR Securitized Lease Trust
       1993-K1 A1 6.66%, 8/15/10                             80             74
       1994-K1 A1 7.60%, 8/15/07                            421            413
     First Home Mortgage Acceptance
       Corp., 1996-B, Class C
       7.929%, 11/1/18                                      243            185
     Jet Equipment Trust 'C1'
       11.79%, 6/15/13                                      175            217
                                                                   -----------
                                                                         1,288
                                                                   -----------
   COLLATERALIZED MORTGAGE OBLIGATION  (0.2%)
     Long Beach Auto 1997-1, 'B'
       14.22%, 10/26/03                                      99             99
                                                                   -----------
   CORPORATE  (25.3%)
     Adelphia Communications Corp. 'B'
    (b)7.50%, 1/15/04                                        55             53
       8.375%, 2/1/08                                       100             96
       9.875%, 3/1/07                                       150            156
     AES Corp.
       8.50%, 11/1/07                                       215            202
  (b)Allied Waste
       7.875%, 1/1/09                                        75             69
  (b)American Cellular Corp.
       10.50%, 5/15/08                                      160            164
     American Standard, Inc.
       7.125%, 6/1/06                                       225            234
     AMSC Acquisition Co., Inc. 'B'
       12.25%, 4/1/08                                       180            138
  (b)CA FM Lease Trust
       8.50%, 7/15/17                                       233            217
  (b)Centennial Cellular
       10.75%, 12/15/08                                     140            145
     Chancellor Media Corp. 'B'
       8.125%, 12/15/07                                     315            306
     CMS Energy Corp.
       7.50%, 1/15/09                                       185            173
     Columbia/HCA Healthcare Corp.
       6.91%, 6/15/05                                       370            342
       7.69%, 6/15/25                                       350            290
       7.58%, 9/15/25                                       130            107
     D.R. Horton Inc.
       8.00%, 2/1/09                                        180            169
     Dobson Communications Corp.
       11.75%, 4/15/07                                      125            131
  (b)Echostar DBS Corp.
       9.375%, 2/1/09                                       190            193
  (b)EES Coke Battery Co., Inc.
       9.382%, 4/15/07                                      100             98
  (b)Fresenius Medical Care AG
       7.875%, 2/1/08                          U.S.$        130    U.S.$   122
(b,d)Fuji JGB Investment LLC
       9.87%, 12/31/49                                      150            132
     Global Crossing Holdings Ltd.
       9.625%, 5/15/08                                      140            148
     Globalstar LP
       11.375%, 2/15/04                                     150             99
       11.50%, 6/1/05                                        30             19
     Harrahs Operating Co., Inc.
       7.875%, 12/15/05                                     185            179
  (b)Hayes Lemmerz International, Inc.
       8.25%, 12/15/08                                      140            133
     Hilton Hotels
       7.95%, 4/15/07                                       185            187
     HMH Properties 'A'
       7.875%, 8/1/05                                       275            260
  (b)Horseshoe Gaming Holding
       8.652%, 5/15/09                                      210            203
     Huntsman ICI Chemicals
    (b)10.125%, 7/1/09                                      225            233
    (b)10.125%, 7/1/09                                      225            226
    (d)Hyperion Telecommunications, Inc.
       0.00%, 4/15/03                                       235            194
  (d)Intermedia Communications, Inc. 'B'
       0.00%, 7/15/07                                       565            403
  (b)Iridium LLC/Capital Corp.
       13.00%, 7/15/05                                      155            31
  (b)Metromedia Fiber Network 'B'
       10.00%, 11/15/08                                     100            103
     Musicland Group, Inc.
       9.00%, 6/15/03                                       100            97
     Musicland Group, Inc. 'B'
       9.875%, 3/15/08                                      125            122
     Nextel Communications, Inc.
    (d)0.00%, 9/15/07                                       220            161
    (d)0.00%, 2/15/08                                       120            83
  (d,g)9.75%, 8/15/04                                       300            304
  (d)NEXTLINK Communications, Inc.
       0.00%, 4/15/08                                       375            224
  (d)Norcal Waste Systems, Inc.
       13.50%, 11/15/05                                     180            199
  (b)Nortek, Inc.
       8.875%, 8/1/08                                       140            138
  (b)NSM Steel, Inc.
       12.25%, 2/1/08                                       100             --@
  (d)NTL Inc. 'B'
       0.00%, 4/1/08                           GBP          330            352
  (b)Onepoint Communications Corp.
       14.50%, 6/1/08                          U.S.$        145            79
     Outdoor Systems, Inc.
       8.875%, 6/15/07                                      410            428
     Park Place Entertainment
       7.875%, 12/15/05                                     195            185
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       9

                                                           FACE
                                                          AMOUNT        VALUE
                                                           (000)        (000)
--------------------------------------------------------------------------------
   UNITED STATES  (CONTINUED)
   CORPORATE   (CONTINUED)
     Primus Telecommunications
       Group 'B'
       9.875%, 5/15/08                         U.S.$        145    U.S.$   138
  (b)Primus Telecommunications
       Group, Inc.
       11.25%, 1/15/09                                       45             46
     PSINet, Inc. 'B'
       10.00%, 2/15/05                                      110            109
  (b)RAS Laffan Liquid Natural Gas
       8.294%, 3/15/14                                      100            92
  (d)RCN Corp.
       0.00%, 10/15/07                                      275            184
  (d)Rhythms Netconnections 'B'
       0.00%, 5/15/08                                       400            211
  (d)RSL Communications plc
       9.125%, 3/1/08                                       215            197
  (b)Samsung Electron America
       9.75%, 5/1/03                                        300            311
(b,d)SB Treasury Co. LLC
       9.40%, 12/29/49                                      100            97
     SD Warren Co. 'B'
       12.00%, 12/15/04                                     215            229
     Smithfield Foods, Inc.
       7.625%, 2/15/08                                      145            132
     Snyder Oil Corp.
       8.75%, 6/15/07                                       200            197
     Station Casinos, Inc.
    (b)8.875%, 12/1/08                                      100            98
       10.125%, 3/15/06                                     205            211
     Tenet Healthcare Corp.
       8.625%, 1/15/07                                      375            367
  (d)Viatel, Inc.
       0.00%, 4/15/08                                       380            244
     Vintage Petroleum
       8.625%, 2/1/09                                       75             72
  (d)WAM! Net Inc. 'B'
       0.00%, 3/1/05                                        200            118
                                                                   -----------
                                                                        11,380
                                                                   -----------
                                                                        12,767
                                                                   -----------
-------------------------------------------------------------------------------
   VENEZUELA  (2.2%)
   SOVEREIGN  (2.2%)
(c,e)Republic of Venezuela Debt Conversion Bond 'DL'
       6.313%, 12/18/07                                   1,012            784
     Republic of Venezuela Global Bond
       9.25%, 9/15/27                                       300            202
                                                                   -----------
                                                                           986
                                                                   -----------
-------------------------------------------------------------------------------
   TOTAL DEBT INSTRUMENTS
     (Cost U.S.$42,311)                                                 42,607
                                                                   -----------
-------------------------------------------------------------------------------



                                                         No. of          Value
                                                        Warrants         (000)
--------------------------------------------------------------------------------
   WARRANTS (0.4%)
-------------------------------------------------------------------------------
   ARGENTINA  (0.0%)
  (a)Republic of Argentina,
       expiring 2/25/00                                   1,800    U.S.$     2
                                                                   -----------
-------------------------------------------------------------------------------
   COLOMBIA  (0.1%)
(a,b)Occidente y Caribe, expiring
       3/15/04                                           21,790             37
                                                                   -----------
-------------------------------------------------------------------------------
   POLAND  (0.0%)
(a,b)At Entertainment, Inc.,
       expiring 2/1/09                                    1,040            -- @
                                                                   -----------
-------------------------------------------------------------------------------
   UNITED STATES  (0.3%)
(a,b)American Mobile Satellite
       Corp., expiring 4/1/08                             1,800              6
(a,b)NSM Steel, Inc., expiring
       2/1/08                                           633,090              1
(a,b)Onepoint Communications
       Corp., expiring 6/1/08                             1,450            -- @
(a,b)Rhythms Netcommunications,
       expiring 5/15/08                                   9,500            137
(a,b)WAM! Net., Inc., expiring
       3/1/05                                             6,000             14
                                                                   -----------
                                                                           158
                                                                   -----------
-------------------------------------------------------------------------------
   TOTAL WARRANTS
     (Cost U.S.$14)                                                        197
                                                                   -----------
-------------------------------------------------------------------------------

                                                        Shares
-------------------------------------------------------------------------------
   PREFERRED STOCK  (0.8%)
-------------------------------------------------------------------------------
   UNITED STATES  (0.8%)
  (a)Concentric Network Corp. 'B'                         1,106            105
(a,g)IXC Communications, Inc. 'B'                           122            117
  (g)Paxson Communications Corp.                          1,599            144
                                                                   -----------
     (Cost U.S.$339)                                                       366
                                                                   -----------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       10

                                                           FACE
                                                          AMOUNT        VALUE
                                                           (000)        (000)
--------------------------------------------------------------------------------
   SHORT-TERM INVESTMENTS (4.1%)
--------------------------------------------------------------------------------
   TURKEY  (2.2%)
   BILLS
     Turkey Treasury Bill
       9/15/99                                 TRL  243,514,000    U.S.$   492
       2/9/00                                       339,911,000            505
                                                                   -----------
                                                                           997
                                                                   -----------
--------------------------------------------------------------------------------
UNITED STATES  (1.9%)
REPURCHASE AGREEMENT
   Chase Securities Inc. 4.55%,
     dated 6/30/99, due
     7/1/99, to be repurchased
     at U.S.$822, collateralized
     by U.S.$765 United States
     Treasury Bonds, 7.25%,
     due 5/15/16, valued
     at U.S.$850                               U.S.$        822            822
                                                                   -----------
--------------------------------------------------------------------------------
   TOTAL SHORT-TERM INVESTMENTS
     (Cost U.S.$1,923)                                                   1,819
                                                                   -----------
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS (100.0%)
     (Cost U.S.$44,587)                                                 44,989
                                                                   -----------
--------------------------------------------------------------------------------
   ASSETS
     Receivable for Investments
       Sold                                               1,890
     Interest Receivable                                    946
     Net Unrealized Gain on Foreign
       Currency Exchange Contracts                           58
     Receivable for Daily Variation
       on Futures Contracts                                  20
     Other Assets                                            14          2,928
                                                    -----------    -----------
--------------------------------------------------------------------------------
   LIABILITIES
    Payable For:
     Dividends Declared                                  (1,086)
     Reverse Repurchase Agreements                       (4,452)
     Investments Purchased                                 (440)
     Bank Overdraft                                         (48)
     Directors' Fees and Expenses                           (44)
     Professional Fees                                      (37)
     Shareholder Reporting Expenses                         (36)
     Investment Advisory Fees                               (35)
     Administrative Fees                                    (12)
     Custodian Fees                                         (12)
    Other Liabilities                                       (27)        (6,229)
--------------------------------------------------------------------------------
   NET ASSETS
     Applicable to 4,178,082, issued and
       outstanding U.S.$0.01 par value shares
       (100,000,000 shares authorized)                             U.S.$ 41,688
--------------------------------------------------------------------------------
   NET ASSET VALUE PER SHARE                                       U.S.$   9.98
--------------------------------------------------------------------------------

                                                                        Amount
                                                                         (000)
--------------------------------------------------------------------------------
   AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
     Common Stock                                                  U.S.$    42
     Capital Surplus                                                    58,070
     Undistributed Net Investment Income                                    79
     Accumulated Net Realized Loss                                     (16,966)
     Unrealized Appreciation on Investments,
       Foreign Currency Translations and Futures
       Contracts                                                           463

--------------------------------------------------------------------------------
   TOTAL NET ASSETS                                                U.S.$41,688
--------------------------------------------------------------------------------

     (a)-- Non-income producing
     (b)-- 144A Security - certain conditions for public sale may exist.
     (c)-- Variable/floating rate security -- rate disclosed is as of June 30, 1999.
     (d)-- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1999.
           Maturity date disclosed is the ultimate maturity.
     (e)-- Denotes all or a portion of securities subject to repurchase under Reverse Repurchase Agreements as of June 30, 1999 -- see note A-4 to financial statements.
     (f)-- Security is in default.
     (g)-- Security valued at fair value -- See note A-1 to financial statements.
      @ -- Value is less than U.S.$500.
    PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

--------------------------------------------------------------------------------
JUNE 30, 1999 EXCHANGE RATES:
--------------------------------------------------------------------------------
ARP  Argentine Peso                                         1.000 = U.S. $1.00
ECU  European Currency Unit                                 0.968 = U.S. $1.00
GBP  British Pound                                          0.602 = U.S. $1.00
TRL  Turkish Lira                                     421,810.000 = U.S. $1.00
--------------------------------------------------------------------------------

FUTURES CONTRACTS:
  At June 30, 1999, the following futures contracts were open:

                                                               NET
          NUMBER            AGGREGATE                      UNREALIZED
           OF              FACE VALUE      EXPIRATION         GAIN
        CONTRACTS            (000)            DATE            (000)
       -----------         ----------      ----------      ----------
SHORT:
 GILT       3               U.S.$ 538       SEP-99           U.S.$8
                                  ---                        ------
                                  ---                        ------

--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

Foreign Currency Exchange Contract Information:
  Under the terms of foreign currency exchange contracts open at June 30, 1999, the Fund is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:


Currency                                          In                         Net
   to                                          Exchange                 Unrealized
 Deliver            Value      Settlement         For         Value        Gain
 (000)              (000)         Date           (000)        (000)        (000)
------------------------------------------------------------------------------------
ECU  375        U.S.$  378      07/26/99       U.S.$ 378    U.S.$ 378     U.S.$--
ECU   55                57      07/27/99              59           59           2
ECU   15                16      07/27/99              16           16          --
ECU  750               776      07/27/99             802          802          26
ECU  225               233      07/27/99             239          239           6
ECU  225               233      07/27/99             233          233          --
ECU   75                78      08/10/99              82           82           4
ECU   60                62      08/20/99              64           64           2
ECU  115               119      08/20/99             122          122           3
GBP  455               718      09/03/99             733          733          15
                ----------                                 ----------     -------
                U.S.$2,670                                 U.S.$2,728     U.S.$58
                ----------                                 ----------     -------
                ----------                                 ----------     -------
------------------------------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY --
JUNE 30, 1999 (Unaudited)


                                                                      Percent
                                               Value                  of Total
Industry                                        (000)               Investments
-------------------------------------------------------------------------------
Aerospace & Defense                          U.S.$   217                0.5%
Asset Backed Securities                            1,288                2.9
Automotive                                           231                0.5
Banking                                              447                1.0
Broadcast-- Radio & Television                     2,018                4.5
Building Materials & Components                      234                0.5
Cable                                                417                0.9
Coal, Gas & Oil                                      691                1.5
Collateralized Mortgage Obligation                    99                0.2
Construction & Mining                                119                0.3
Electrical Equipment                                  97                0.2
Electronics                                          312                0.7
Energy                                               655                1.4
Financial Services                                   759                1.7
Food                                                 132                0.3
Foreign Government & Agency
  Obligation                                      24,286               53.9
Gaming & Lodging                                     885                2.0
Health Care Supplies & Services                    1,375                3.1
Industrial                                           131                0.3
Media & Entertainment                                220                0.5
Metals                                                65                0.1
Multi-Industry                                     2,732                6.1
Real Estate                                          260                0.6
Repurchase Agreement                                 822                1.9
Services                                             627                1.4
Telecommunications                                 5,676               12.6
Utilities                                            194                0.4
                                             -----------              -----
                                             U.S.$44,989              100.0%
                                             -----------              -----
                                             -----------              -----
-------------------------------------------------------------------------------


SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
JUNE 30, 1999 (Unaudited)


                                                        Percent
                                 Value                  of Total
Country                          (000)                Investments
-----------------------------------------------------------------
Argentina                     U.S.$ 4,894                 10.9%
Australia                             252                  0.6
Brazil                              5,191                 11.5
Bulgaria                            1,188                  2.6
Canada                                399                  0.9
Chile                                 626                  1.4
Colombia                            1,842                  4.1
Ecuador                               356                  0.8
Germany                               248                  0.5
Indonesia                             608                  1.4
Ivory Coast                           197                  0.4
Jordan                                329                  0.7
Korea                                 487                  1.1
Mexico                              5,597                 12.4
Morocco                               674                  1.5
Netherlands                           451                  1.0
Nigeria                                36                  0.1
Panama                                573                  1.3
Peru                                  560                  1.3
Philippines                           741                  1.7
Poland                                688                  1.5
Russia                              1,719                  3.8
Turkey                              1,328                  2.9
United Kingdom                        906                  2.0
United States                      14,113                 31.4
Venezuela                             986                  2.2
                              -----------                -----
                              U.S.$44,989                100.0%
                              -----------                -----
                              -----------                -----
-----------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


STATEMENT OF OPERATIONS                                                    SIX MONTHS
                                                                             ENDED
                                                                         JUNE 30, 1999
                                                                          (UNAUDITED)
                                                                             (000)
----------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest .......................................................     U.S.$   2,728
----------------------------------------------------------------------------------------
      Total Income .................................................             2,728
----------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees .......................................               206
    Interest Expense ...............................................                96
    Administrative Fees ............................................                70
    Professional Fees ..............................................                46
    Shareholder Reporting Expenses .................................                38
    Directors' Fees and Expenses ...................................                23
    Custodian Fees .................................................                17
    Transfer Agent Fees ............................................                 5
    Amortization of Organization Costs .............................                 2
    Other Expenses .................................................                28
----------------------------------------------------------------------------------------
      Total Expenses ...............................................               531
----------------------------------------------------------------------------------------
        Net Investment Income ......................................             2,197
----------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold .....................................              (520)
    Foreign Currency Transactions ..................................              (350)
    Futures Contracts ..............................................                19
----------------------------------------------------------------------------------------
      Net Realized Loss ............................................              (851)
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Appreciation on Investments ....................................             2,129
    Appreciation on Foreign Currency Translations ..................                92
----------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation ...............             2,221
----------------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation             1,370
----------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........     U.S.$   3,567
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------




                                                                                 SIX MONTHS
                                                                                    ENDED
                                                                                 JUNE 30, 1999          YEAR ENDED
                                                                                  (UNAUDITED)        DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                                   (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income ..................................................... U.S.$      2,197    U.S.$      5,159
  Net Realized Loss .........................................................             (851)            (15,859)
  Change in Unrealized Appreciation/Depreciation ............................            2,221              (1,230)
---------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ...........            3,567             (11,930)
---------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income .....................................................           (2,173)             (4,917)
  In Excess of Net Realized Gains ...........................................                -                (261)
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions .......................................................           (2,173)             (5,178)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Distributions (0 and 24,590 shares, respectively) .........                -                 333
---------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) .................................................            1,394             (16,775)

Net Assets:
  Beginning of Period .......................................................           40,294              57,069
---------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income of U.S.$79 ...
    and U.S.$55, respectively)............................................... U.S.$     41,688    U.S.$     40,294
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                                                                                               SIX MONTHS
                                                                                                  ENDED
                                                                                              JUNE 30, 1999
                                                                                               (UNAUDITED)
STATEMENT OF CASH FLOWS                                                                          (000)
-------------------------------------------------------------------------------------------------------------
 CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
    Proceeds from Sales of Investments .....................................................  U.S.$ 29,049
    Purchases of Investments ...............................................................       (31,987)
    Net Increase in Short-Term Investments .................................................          (251)
    Investment Income ......................................................................         2,011
    Interest Expense Paid ..................................................................           (85)
    Net Operating Expenses Paid ............................................................          (419)
-------------------------------------------------------------------------------------------------------------
    Net Cash Used for Investing and Operating Activities ...................................        (1,682)
-------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash Received for Reverse Repurchase Agreements ........................................         3,477
    Cash Distributions Paid ................................................................        (2,243)
-------------------------------------------------------------------------------------------------------------
    Net Cash Provided by Financing Activities ..............................................         1,234
-------------------------------------------------------------------------------------------------------------
    Net Decrease in Cash ...................................................................          (448)
CASH AT BEGINNING OF PERIOD ................................................................           400
-------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD ......................................................................  U.S.$    (48)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY INVESTING AND OPERATING
  ACTIVITIES
-------------------------------------------------------------------------------------------------------------
    Net Investment Income ..................................................................  U.S.$  2,197
    Proceeds from Sales of Investments .....................................................        29,049
    Purchases of Investments ...............................................................       (31,987)
    Net Increase in Short-Term Investments .................................................          (251)
    Net Increase in Receivables Related to Operations ......................................           (46)
    Net Increase in Payables Related to Operations .........................................            34
    Accretion/Amortization of Discounts and Premiums .......................................          (678)
-------------------------------------------------------------------------------------------------------------
    Net Cash Used for Investing and Operating Activities ...................................  U.S.$ (1,682)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS


                                                                                                                     PERIOD FROM
                                             SIX MONTHS                                                              MAY 27, 1994*
                                                ENDED                          YEAR ENDED DECEMBER 31,                    TO
SELECTED PER SHARE DATA                     JUNE 30, 1999   ------------------------------------------------------     DECEMBER 31,
AND RATIOS:                                  (UNAUDITED)        1998              1997         1996         1995          1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ......  U.S.$  9.64     U.S.$ 13.74     U.S.$ 14.86   U.S.$ 12.99   U.S.$ 12.25  U.S.$ 14.10
------------------------------------------------------------------------------------------------------------------------------------
Offering Costs ............................            -               -               -             -             -        (0.17)
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income .....................         0.53            1.23            1.29          1.71          1.61         0.95
Net Realized and Unrealized Gain (Loss)
   on Investments .........................         0.33           (4.09)           1.19          2.15          0.72        (1.72)
------------------------------------------------------------------------------------------------------------------------------------
       Total from Investment Operations....         0.86           (2.86)           2.48          3.86          2.33        (0.77)
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income ..................        (0.52)          (1.18)          (1.29)        (1.49)        (1.59)       (0.91)
   In Excess of Net Investment Income ....             -               -           (0.01)            -             -           -
   Net Realized Gain.......................            -               -           (2.25)        (0.50)            -           -
   In Excess of Net Realized Gains ........            -           (0.06)          (0.05)            -             -           -
------------------------------------------------------------------------------------------------------------------------------------
       Total Distributions ................        (0.52)          (1.24)          (3.60)        (1.99)        (1.59)       (0.91)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ............  U.S.$  9.98     U.S.$  9.64     U.S.$ 13.74   U.S.$ 14.86   U.S.$ 12.99  U.S.$ 12.25
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD .....  U.S.$ 10.00     U.S.$  8.31     U.S.$ 13.13   U.S.$ 14.63   U.S.$ 12.50  U.S.$ 12.50
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value ............................        26.99%         (29.20)%         13.93%        34.44%        13.49%       (4.51)%
  Net Asset Value (1)  ....................         9.29%         (21.57)%         17.38%        31.45%        20.34%       (6.42)%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) .....  U.S.$41,688     U.S.$40,294     U.S.$57,069   U.S.$61,591   U.S.$53,847  U.S.$50,607
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses Before Interest Expense
   to Average Net Assets ..................         2.06%**         2.03%           1.75%         1.81%         1.95%        1.75%**
Ratio of Expenses After Interest Expense
   to Average Net Assets ..................         2.58%**         2.59%           1.86%         2.00%         2.06%        2.97%**
Ratio of Net Investment Income
   to Average Net Assets ..................        10.48%**        10.13%           8.15%        12.17%        13.07%       11.90%**
Portfolio Turnover Rate ...................           69%            266%            333%          280%          160%          86%
------------------------------------------------------------------------------------------------------------------------------------


*    Commencement of Operations.
**   Annualized.

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1999
-----------

    The Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc. (formerly Morgan Stanley Global Opportunity Bond Fund, Inc.) (the "Fund"), was incorporated in Maryland on March 31, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to produce high current income and as a secondary objective to seek capital appreciation through investments primarily in high yield bonds.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain securities may be valued on the basis of bid prices provided by one principal market maker. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board") although the actual calculations may be done by others.


2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counter party to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets.

    At June 30, 1999, the Fund had reverse repurchase agreements outstanding as follows:

                                         MATURITY IN
                                          LESS THAN
                                          365 DAYS
                                         -----------
Value of Securities Subject to
 Repurchase .......................     $  5,401,000
Liability Under Reverse
 Repurchase Agreement .............     $  4,452,000
Weighted Average Interest Rate ....             5.01%


    The average weekly balance of reverse repurchase agreements outstanding during the six months ended June 30, 1999 was approximately $4,107,000 at a weighted average interest rate of 4.57%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

6. PURCHASED OPTIONS: The Fund may purchase call and put options on listed securities or securities traded over the counter. The Fund may purchase call options on securities to protect against an increase in the price of the underlying security. The Fund may purchase put options on securities to protect against a decline in the value of the underlying security. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. Possible losses from purchased options cannot exceed the total amount invested. Realized gains or losses on purchased options are included with net gain (loss) on investment securities sold in the financial statements.

7. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

8. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.


9. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

10. SECURITIES SOLD SHORT: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

11. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund forgoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

12. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the
    Fund:

    INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

    TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

13. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

14. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

15. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to shareholders are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and the timing of the recognition of losses on securities. Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. For the six months ended June 30, 1999, the Fund made purchases and sales totaling $32,028,000 and $29,755,000, respectively, of investments other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities. At June 30, 1999, the U.S. Federal income tax cost basis of securities was $44,587,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $402,000 of which $2,376,000 related to appreciated securities and $1,974,000 related to depreciated securities. At December 31, 1998, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $13,340,000 to offset against future capital gains which will expire on December 31,

2006. To the extent that capital gains are offset, such gains will not be distributed to shareholders.

F. At June 30, 1999, approximately 28% of the Fund's total investments consist of U.S. high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at June 30, 1999 totaled $41,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. During June 1999, the Officers declared a dividend distribution of $0.26 per share, derived from net investment income, payable on July 15, 1999, to shareholders of record on June 30, 1999.

                       I. Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Morgan Stanley Global Opportunity Bond Fund, Inc. was held on June 21, 1999. The following is a summary of each proposal presented and the total number of shares voted:


                                                                             VOTES IN        VOTES    AUTHORITY      VOTES
PROPOSAL:                                                                    FAVOR OF       AGAINST    WITHHELD     ABSTAINED
---------                                                                    ---------      -------   ---------     ---------
1.  To elect the following Directors:  Peter J. Chase.....................   3,550,926          -       82,472          -
                                       David B. Gill......................   3,550,926          -       82,472          -
                                       Michael F.Klein....................   3,550,926          -       82,472          -

2.  To ratify the selection of PricewaterhouseCoopers LLP as independent
    accountants of the Fund...............................................   3,596,948      11,836           -     24,614

3.  To approve an amendment to the Fund's Articles of Incorporation to change the name of the Fund to Morgan Stanley Dean Witter Global
    Opportunity Bond Fund, Inc............................................   3,515,583      90,325           -     27,490


YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Adviser depend on the smooth operation of its computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser has been actively working on necessary changes to its own computer systems to deal with the year 2000 problem and expects that its systems will be adapted before that date. There can be no assurance, however, that the Adviser will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser is monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

   Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder may elect by providing written instructions to American Stock Transfer & Trust Company (the "Plan Agent") to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

   Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

   The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

   In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

   Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:


                   Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc. American Stock Transfer & Trust Company
                   Dividend Reinvestment and Cash Purchase Plan
                   40 Wall Street
                   New York, NY 10005
                   1-800-278-4353


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